EliteDesigns® Variable Annuity
EliteDesigns® II Variable Annuity
SecureDesigns® Variable Annuity
Issued by:
First Security Benefit Life Insurance and Annuity Company of New York 121 State Street Albany, NY 12207
Supplement Dated November 26, 2019
To Prospectus and Statement of Additional Information
Each Dated May 1, 2019
Effective December 1, 2019, First Security Benefit Life Insurance and Annuity Company of New York will change its address to 121 State Street, Albany, NY 12207 (“New Address”). All references to the previous address, 350 Park Avenue, 14th Floor, New York, NY 10022 are hereby deleted and replaced with the New Address.
Please note the Administrative Office and Mailing Address will remain the same. You can still reach our Administrative Office by mail or telephone at:
P.O. Box 750497
Topeka, Kansas 66675-0497
1-800-888-2461
Please Retain This Supplement For Future Reference